                                                                Agency Agreement

                                         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                                                       (Trustee)

                                                      CRUSADE MANAGEMENT LIMITED
                                                                       (Manager)

                                                                             [*]
                                                        (Principal Paying Agent)

                                                                             [*]
                                                                  (Note Trustee)

                                                                             [*]
                                                             (Calculation Agent)

                                                                             [*]
                                                                (Note Registrar)

                                             Crusade Global Trust No. [*] of [*]

                                                          ALLENS ARTHUR ROBINSON
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2005

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

TABLE OF CONTENTS

1.    DEFINITIONS AND INTERPRETATION                                           2
      1.1    Definitions                                                       2
      1.2    Definitions in Master Trust Deed, Supplementary Terms Notice,
             Note Trust Deed and Conditions                                    3
      1.3    Interpretation                                                    3
      1.4    Document or agreement                                             3
      1.5    Transaction Document                                              3
      1.6    Trustee as trustee                                                4
      1.7    Note Trustee as note trustee                                      4

2.    APPOINTMENT OF PAYING AGENTS                                             4

3.    PAYMENT                                                                  4
      3.1    Payment by Trustee                                                4
      3.2    Confirmation                                                      5
      3.3    Payments by Paying Agents                                         5
      3.4    Method of Payment - Book-Entry Notes                              5
      3.5    Method of payment - Definitive Notes                              5
      3.6    Late payment                                                      5
      3.7    Notice of non-receipt                                             6
      3.8    Reimbursement                                                     6
      3.9    Method of payment                                                 6
      3.10   No fee                                                            7
      3.11   Trust                                                             7
      3.12   Forms and information                                             7

4.    REPAYMENT                                                                7

5.    APPOINTMENT OF THE CALCULATION AGENT                                     8

6.    DUTIES OF THE CALCULATION AGENT                                          8

7.    NOTE TRUSTEE                                                             9

8.    EARLY REDEMPTION OF [CLASS A-1] NOTES                                   10

9.    PRO RATA REDEMPTION AND CANCELLATION OF NOTES                           10

10.   CANCELLATION, DESTRUCTION AND RECORDS WHERE [CLASS A-1] NOTES IN
      DEFINITIVE FORM HAVE BEEN ISSUED                                        11

11.   ISSUE OF REPLACEMENT DEFINITIVE NOTES WHERE DEFINITIVE NOTES HAVE
      BEEN ISSUED                                                             12

12.   NOTICES TO NOTEHOLDERS                                                  13

13.   DOCUMENTS AND FORMS                                                     13

14.   AUTHENTICATION                                                          14

--------------------------------------------------------------------------------
                                                                          Page 1

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

15.   INDEMNITY                                                               14

16.   THE NOTE REGISTER                                                       15
      16.1   Appointment of Note Registrar                                    15
      16.2   Details to be kept on the Note Register                          15
      16.3   Payments of Principal and Interest                               16
      16.4   Place of keeping Register, copies and access                     16
      16.5   Details on Note Register conclusive                              17
      16.6   Alteration of details on Note Register                           17
      16.7   Rectification of Note Register                                   17
      16.8   Correctness of Note Register                                     17

17.   CHANGES OF NOTE REGISTRAR                                               18
      17.1   Removal                                                          18
      17.2   Resignation                                                      18
      17.3   Limitation                                                       18

18.   GENERAL                                                                 18
      18.1   Communications to [Class A-1] Noteholders                        18
      18.2   Agency                                                           18
      18.3   Identity                                                         19
      18.4   No set-off                                                       19
      18.5   Reliance                                                         19
      18.6   Entitled to deal                                                 19
      18.7   Consultation                                                     20
      18.8   Duties                                                           20
      18.9   Income Tax Returns                                               20
      18.10  Taxes                                                            20
      18.11  Written instructions                                             20
      18.12  No representations                                               20

19.   CHANGES IN PAYING AGENTS AND CALCULATION AGENT                          21
      19.1   Removal                                                          21
      19.2   Resignation                                                      21
      19.3   Limitation                                                       22
      19.4   Delivery of amounts                                              22
      19.5   Successor to Paying Agents                                       23
      19.6   Successor to Calculation Agent                                   23
      19.7   Successor to Note Registrar                                      24
      19.8   Notice to [Class A-1] Noteholders                                24
      19.9   Change in Paying Office or Specified Office                      25

20.   FEES AND EXPENSES                                                       25

21.   WAIVERS, REMEDIES CUMULATIVE                                            26

22.   SEVERABILITY OF PROVISIONS                                              26

23.   ASSIGNMENTS                                                             27

--------------------------------------------------------------------------------
                                                                          Page 2

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

24.   NOTICES                                                                 27
      24.1   General                                                          27
      24.2   Details                                                          27
      24.3   Communication through Principal Paying Agent                     29

25.   LIMITED RECOURSE                                                        29
      25.1   General                                                          29
      25.2   Liability of Trustee limited to its right to indemnity           30
      25.3   Unrestricted remedies                                            31
      25.4   Restricted remedies                                              31

26.   COUNTERPARTS                                                            31

27.   GOVERNING LAW                                                           31

28.   SUCCESSOR TRUSTEE                                                       31

29.   COMPLIANCE WITH REGULATION AB                                           31

--------------------------------------------------------------------------------
                                                                          Page 3

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

DATE     [*]

PARTIES

1.   PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) incorporated in Australia and registered in Victoria of Level 7, 9 Castlereagh Street,
     Sydney, New South Wales 2000 in its capacity as trustee of the Crusade
     Global Trust No. [*] of [*] (the TRUSTEE);

2.   CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) incorporated in Australia and registered in New South Wales of 4-16 Montgomery Street, Kogarah, New
     South Wales 2217, as Manager in relation to the Crusade Global Trust No.
     [*] of [*] (the MANAGER);

3.   [*] acting through its office at [*] as principal paying agent for the
     [Class A-1] Notes described below (the PRINCIPAL PAYING AGENT, which expression shall, wherever the context requires, include any successor principal paying agent from time to time under this agreement and, except where the context otherwise requires, the Principal Paying Agent and any additional paying agent or paying agents appointed under this agreement are
     PAYING AGENTS and each of them is a PAYING AGENT); as note registrar in relation to the [Class A-1] Notes described below (the NOTE REGISTRAR, which expression shall, whenever the context requires, include any successor note registrar from time to time under this agreement); and as trustee for the [Class A-1] Noteholders (the NOTE TRUSTEE, which expression shall, wherever the context requires, include any other trustee or trustees from time to time under the Note Trust Deed); and

4.   [*] of [*] as calculation agent in relation to the [Class A-1] Notes described below (the CALCULATION AGENT, which expression shall, wherever the context requires, include any successor calculation agent from time to time);

RECITALS

A    The Trustee proposes to issue US$[*] of [Class A-1] mortgage backed pass through floating rate Notes (the [CLASS A-1] NOTES) and A$[*] of mortgage backed pass through floating rate Notes comprising A$[*] [Class A-2] Notes,
     A$[*] [Class B] Notes and A$[*] [Class C] Notes (together the A$ NOTES)
     each with a Final Maturity Date falling in [*].

B    The [Class A-1] Notes, upon original issue, will be issued in the form of typewritten Book-Entry Notes representing the Book-Entry Notes. The Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf of the Book-Entry Notes to the Common Depository, as agent for the
     Clearing Agency. The Book-Entry Notes shall initially be registered on the
     Note Register in the name of the Common Depository, as nominee of the
     Clearing Agency, and no [Class A-1] Note Owner will receive a Definitive
     Note representing such [Class A-1] Note Owner's interest in

--------------------------------------------------------------------------------
                                                                          Page 1

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     such [Class A-1] Note, except as provided in the Note Trust Deed.

C    The [Class A-1] Notes will be constituted by the Note Trust Deed, the
     Supplementary Terms Notice and the Master Trust Deed.

D    The [Class A-1] Notes will be secured on the terms of the Security Trust
     Deed.

E    The Trustee wishes to appoint the Principal Paying Agent as principal paying agent in respect of the [Class A-1] Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

F    The Trustee wishes to appoint the Calculation Agent as its reference agent in respect of the [Class A-1] Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

G    The Trustee wishes to appoint the Note Registrar in respect of the [Class
     A-1] Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

IT IS AGREED as follows.

1.   DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1  DEFINITIONS

     The following definitions apply unless the context requires otherwise.

     MASTER TRUST DEED means the Master Trust Deed for the Crusade Trusts dated
     14 March 1998 between the Trustee as trustee, St.George Bank Limited and the Manager.

     NOTE PARTY has the meaning given to that term in clause 18.2.

     NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated [*]
     issued under the Master Trust Deed in relation to the Trust.

     PAYING OFFICE means, in relation to a Paying Agent and any [Class A-1]
     Notes, the office of the Paying Agent specified in the relevant [Class A-1]
     Notes or otherwise under this agreement or the Note Trust Deed as the office at which payments in respect of the [Class A-1] Notes will be made as changed from time to time in accordance with this agreement.

     SPECIFIED OFFICE means, in relation to the Calculation Agent, the office of the Calculation Agent specified under this agreement as the office at which the Calculation Agent will carry out its duties under this agreement, and initially means its office at [*].

     SUPPLEMENTARY TERMS NOTICE means the Supplementary Terms Notice dated on or about the date of this agreement relating to the Trust.

     TRUST means the trust known as the Crusade Global Trust No. [*] of [*]
     established under the Notice of Creation of Trust, the Master Trust Deed and the Supplementary Terms Notice.

--------------------------------------------------------------------------------
                                                                          Page 2

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

1.2  DEFINITIONS IN MASTER TRUST DEED, SUPPLEMENTARY TERMS NOTICE, NOTE TRUST
     DEED AND CONDITIONS

     (a)  Words and expressions which are defined in the Master Trust Deed (as amended by the Supplementary Terms Notice), the Supplementary Terms
          Notice, the Note Trust Deed and the relevant Conditions (including by reference to another agreement) have the same meanings when used in this agreement unless the context otherwise requires or unless otherwise defined in this agreement.

     (b)  If a definition in any of the documents in paragraph (a) above is inconsistent, the definitions will prevail in the following order:

          (i)  definition in this agreement;

          (ii) definition in the Supplementary Terms Notice;

          (iii) definition in the Master Trust Deed;

          (iv) definition in the Note Trust Deed;

          (v)  definition in the relevant Conditions.

1.3  INTERPRETATION

     Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full and:

     (a)  a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

     (b)  a reference to an amount for which a person is CONTINGENTLY LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

     (c)  all references to costs or charges or expenses include GST, any value added tax or similar tax charged or chargeable in respect of the charge or expense.

1.4  DOCUMENT OR AGREEMENT

     A reference to:

     (a)  an AGREEMENT includes a Security Interest, guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

     (b)  a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

     A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this agreement.

1.5  TRANSACTION DOCUMENT

     This agreement is a TRANSACTION DOCUMENT for the purposes of the Master
     Trust Deed.

--------------------------------------------------------------------------------
                                                                          Page 3

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

1.6  TRUSTEE AS TRUSTEE

     (a)  In this agreement, except where provided to the contrary:

          (i)  a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity;
               and

          (ii) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in sub-paragraph (i) above.

     (b)  The rights and obligations of the parties under this agreement relate only to the Trust, and do not relate to any other Trust (as defined in the Master Trust Deed).

1.7  NOTE TRUSTEE AS NOTE TRUSTEE

     The Note Trustee enters into this agreement for itself and for and as trustee for and on behalf of the [Class A-1] Noteholders from time to time under and subject to the terms of the Note Trust Deed.

2.   APPOINTMENT OF PAYING AGENTS
--------------------------------------------------------------------------------

     (a)  Subject to the terms of this agreement, the Trustee (acting on the direction of the Manager) appoints the Principal Paying Agent as its principal paying agent and each other Paying Agent as its paying agent, for making payments in respect of the [Class A-1] Notes in accordance with the Transaction Documents and the relevant Conditions at their respective Paying Offices. The Principal Paying Agent accepts its appointment under this agreement.

     (b)  Except in clause 19 and as the context otherwise requires, references to the Principal Paying Agent are to it acting solely through its
          Paying Office.

     (c)  If at any time there is more than one Paying Agent, the obligations of the Paying Agents under this agreement shall be several and not joint.

     It is acknowledged and agreed that:

          (i)  subject to clause 7, the Principal Paying Agent is the agent of the Trustee in its capacity as trustee of the Trust only; and

          (ii) despite anything else in this agreement, any other Transaction
               Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the Principal Paying Agent or any other Paying Agent except to the extent of losses, costs, claims or damages caused by the fraud, negligence or Default of the Trustee.

3.   PAYMENT
--------------------------------------------------------------------------------

3.1  PAYMENT BY TRUSTEE

     The Trustee shall, with the assistance of and, at the direction of the
     Manager, not later than 10.00 am (New York time) on each Payment Date, pay to or to the order of, or procure payment to or to the order of, the
     Principal Paying Agent (including where relevant in clause 3.9) the amount in US$ as may be

--------------------------------------------------------------------------------
                                                                          Page 4

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     required (after taking account of any cash then held by the Principal
     Paying Agent and available for the purpose) to be made on each Payment Date under the Supplementary Terms Notice in respect of the [Class A-1] Notes and the relevant Conditions.

3.2  CONFIRMATION

     Not later than 4.00 pm (Sydney time) on each Determination Date, the
     Manager on behalf of the Trustee shall notify, or procure notification to, the Principal Paying Agent and the Note Trustee of the amount of interest or principal payable in respect of the [Class A-1] Notes on the Payment
     Date following that Determination Date. The Trustee or if required by the
     Trustee, the Manager on its behalf shall also forward to the Principal
     Paying Agent at that time confirmation that the payments provided for in clause 3.1 will be made unconditionally.

3.3  PAYMENTS BY PAYING AGENTS

     Subject to payment being duly made as provided in clause 3.1 (or to the
     Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 7, the Paying Agents shall pay or cause to be paid on behalf of the Trustee on each Payment Date the relevant amounts of principal and interest due in respect of the [Class
     A-1] Notes in accordance with the Supplementary Terms Notice and the relevant Conditions.

3.4  METHOD OF PAYMENT - BOOK-ENTRY NOTES

     The Principal Paying Agent shall cause all payments of principal or interest (as the case may be) due in respect of [Class A-1] Notes represented by one or more Book-Entry Notes to be made to the relevant
     Common Depository for credit to the account of the persons appearing from time to time in the records of the relevant Common Depository as account holder with respect to that Book-Entry Note.

3.5  METHOD OF PAYMENT - DEFINITIVE NOTES

     (a)  Payments of principal or interest on the Definitive Notes (if any)
          shall be made in accordance with the relevant Conditions and the
          Supplementary Terms Notice.

     (b)  If a Definitive Note is issued and the amount of the principal or interest (as the case may be) then due for payment on that [Class A-1]
          Note is not paid in full (including by reason of a deduction or withholding), the Paying Agent to whom that [Class A-1] Note is presented shall enface that [Class A-1] Note with a memorandum of the amount paid and the date of that payment.

3.6  LATE PAYMENT

     (a)  If any payment under clause 3.1 is made late but otherwise in accordance with the provisions of this agreement, each Paying Agent shall:

          (i)  in the case of any payment in respect of the [Class A-1] Notes made on or prior to 1.00 pm (New York time) on a Payment Date, make payments required to be made by it in respect of the [Class
               A-1] Notes as provided in this clause 3 (other than clause
               3.6(a)(ii)); and

--------------------------------------------------------------------------------
                                                                          Page 5

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

          (ii) in the case of any payment in respect of the [Class A-1] Notes made after 1.00pm (New York time) on a Payment Date, make
               payments required to be made by it in respect of the [Class A-1]
               Notes on the next Business Day occurring after that Payment Date and otherwise as provided in this clause 3.

          However, unless and until the full amount of any payment in respect of the [Class A-1] Notes required to be made under the Transaction
          Documents has been made under clause 3.1 to or to the order of the
          Principal Paying Agent, no Paying Agents shall be bound to make a payment under clause 3.

     (b)  If the Principal Paying Agent has not received on a Payment Date the full amount of principal and interest then payable on any [Class A-1]
          Note in accordance with the Supplementary Terms Notice and the relevant Conditions, but receives the full amount later, it shall:

          (i)  forthwith upon full receipt notify the other Paying Agents (if any), the Trustee, the Note Trustee, the Security Trustee and the
               Manager; and

          (ii) as soon as practicable after such full receipt give due notice, in accordance with the relevant Condition 12 (unless the Note
               Trustee agrees otherwise), to the relevant [Class A-1]
               Noteholders that it has received the full amount.

3.7  NOTICE OF NON-RECEIPT

     The Principal Paying Agent shall immediately notify by facsimile (if appropriate) the other Paying Agents (if any), the Note Trustee, the
     Trustee, the Security Trustee, the Currency Swap Provider and the Manager
     if the full amount of any payment of principal or interest required to be made by the Supplementary Terms Notice and the relevant Conditions in respect of the [Class A-1] Notes is not unconditionally received by it or to its order in accordance with this agreement.

3.8  REIMBURSEMENT

     The Principal Paying Agent shall (provided that it has been placed in funds by the Trustee) on demand promptly reimburse the other Paying Agents (if any) for payments of principal and interest properly made by that Paying
     Agent in accordance with the Supplementary Terms Notice, the relevant
     Conditions and this agreement. The Trustee shall not be concerned with the apportionment of any moneys between the Principal Paying Agent and the other Paying Agents (if any) and payment to the Principal Paying Agent of any moneys due to the Paying Agents shall operate as a good discharge to the Trustee in respect of such moneys.

3.9  METHOD OF PAYMENT

     (a)  All sums payable by the Trustee to the Principal Paying Agent under this agreement shall, unless otherwise provided by and subject to the
          Currency Swap, be paid by the Currency Swap Provider on behalf of the
          Trustee in US$ to such bank accounts as the Principal Paying Agent may from time to time notify to the Trustee and the Note Trustee. Those sums shall be held in an account for payment to the [Class A-1]
          Noteholders and:

          (i)  failing that payment within the designated periods of prescription specified in the relevant Condition 8; or

--------------------------------------------------------------------------------
                                                                          Page 6

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

          (ii) upon the bankruptcy, insolvency, winding up or liquidation of the
               Principal Paying Agent or on default being made by the Principal
               Paying Agent in the payment of any amounts in respect of
               principal or interest in accordance with this agreement,

          for repayment to the Trustee (subject to clause 4). On repayment in accordance with clause 4 to the Trustee, all liabilities of the
          Principal Paying Agent with respect to those moneys shall cease. The
          Principal Paying Agent shall, promptly after each Payment Date, confirm to the Trustee, in accordance with clause 24, that the
          Principal Paying Agent has paid the relevant amount to the relevant
          Common Depository. The Principal Paying Agent will countersign and promptly return any such confirmation requested by the Trustee.

     (b)  Subject to the terms of this agreement, the Principal Paying Agent shall be entitled to deal with moneys paid to it under this agreement in the same manner as other moneys paid to it as a banker by its customers. The Principal Paying Agent shall be entitled to retain for its own account any interest earned on the sums from time to time credited to the account referred to in paragraph (a) and it need not segregate such sums from other amounts held by it, except as required by law.

3.10 NO FEE

     Subject to clause 20, no Paying Agent will charge any commission or fee in relation to any payment under this agreement to the person receiving or entitled to receive the payment or make the exchange.

3.11 TRUST

     The Principal Paying Agent shall hold on trust for the Note Trustee and the
     [Class A-1] Noteholders all sums held by it for the payment of principal and interest with respect to the [Class A-1] Notes until all relevant sums are paid to the Note Trustee or the [Class A-1] Noteholders or otherwise disposed of in accordance with the Note Trust Deed.

3.12 FORMS AND INFORMATION

     The Manager shall provide each Paying Agent with any forms and such other information reasonably required by that Paying Agent in connection with any withholding Tax imposed on any payment under the [Class A-1] Notes.

4.   REPAYMENT
--------------------------------------------------------------------------------

     (a)  Immediately on any entitlement to receive principal or interest under any [Class A-1] Note becoming void under the relevant Conditions, the
          Principal Paying Agent shall repay to the Trustee the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement became void, together with any fees applicable to that payment or entitlement (pro rata as to the amount and time) to the extent already paid under clause 20.

     (b)  Despite paragraph (a), the Principal Paying Agent shall not be obliged to make any repayment to the Trustee so long as any amounts which should have been paid to or to the order of the Principal Paying Agent or, if applicable, the Note Trustee by the Trustee remain unpaid.

--------------------------------------------------------------------------------
                                                                          Page 7

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

5.   APPOINTMENT OF THE CALCULATION AGENT
--------------------------------------------------------------------------------

     (a)  The Trustee (acting on the direction of the Manager) appoints the
          Calculation Agent as its reference agent in respect of the [Class A-1]
          Notes upon the terms and conditions set forth in this agreement and the Calculation Agent accepts that appointment.

     (b)  It is acknowledged and agreed that:

          (i)  the Calculation Agent is the agent of the Trustee in its capacity as trustee of the Trust only; and

          (ii) despite anything else in this agreement, any other Transaction
               Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the Calculation Agent except to the extent of losses, costs, claims or damages caused by the fraud, negligence or Default of the Trustee.

6.   DUTIES OF THE CALCULATION AGENT
--------------------------------------------------------------------------------

     (a)  The Calculation Agent shall, in relation to the [Class A-1] Notes, until their final maturity or such earlier date on which the [Class
          A-1] Notes are due and payable in full and in either case until the
          Trustee has paid all amounts in relation to the [Class A-1] Notes to the Principal Paying Agent or, if applicable, the Note Trustee:

          (i)  perform such duties at its Specified Office as are set forth in this agreement and in the relevant Conditions and any other duties which are reasonably incidental at the request of the
               Trustee, the Manager, the Note Trustee or the Principal Paying
               Agent;

          (ii) determine LIBOR for each Interest Period, and calculate the relevant Interest and Interest Rate on the [Class A-1] Notes, in
               the manner set out in Condition 4 and confirm with the Currency
               Swap Provider (using the contact details notified by that
               Currency Swap Provider to the Calculation Agent) that the LIBOR determined under this agreement is the same as the LIBOR
               determined by the Currency Swap Provider under the Currency Swap;

          (iii) notify the Trustee, the Manager, the Note Trustee, the Paying
               Agents and the Currency Swap Provider by telex or facsimile transmission on or as soon as possible after the first day of each Interest Period, of the Interest Rates and the Interest so
               determined by it in relation to that Interest Period, specifying to those parties the rates upon which they are based and (where relevant) the names of the banks quoting those rates.

     (b)  The Manager shall on behalf of the Trustee cause the Interest and
          Interest Rates applicable to the [Class A-1] Notes for each Interest
          Period, together with the relevant Payment Date, to be published
          (subject to clause 20, at the expense of the Trustee) in accordance with the provisions of the relevant Conditions 4 and 12, on or as soon as possible after the commencement of the relevant Interest Period unless the Note Trustee otherwise agrees, provided that the Trustee, the Calculation Agent and the Note Trustee shall co-operate with the
          Manager in order to effect that publication.

--------------------------------------------------------------------------------
                                                                          Page 8

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     (c)  The Interest, Interest Rate and relevant Payment Date published under paragraph (b) may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice to [Class A-1]
          Noteholders in the event of an amendment to the Interest Period.

     (d)  If the Calculation Agent at any time and for any reason does not determine the Interest Rate for or calculate the Interest payable on a
          [Class A-1] Note, the Manager shall do so and each such determination or calculation shall be deemed to have been made by the Calculation
          Agent. In doing so, the Manager shall apply the provisions of this clause 6, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such a manner as it shall deem fair and reasonable in all the circumstances.

7.   NOTE TRUSTEE
--------------------------------------------------------------------------------

     (a)  At any time after:

          (i)  an Event of Default has occurred in relation to a [Class A-1]
               Note; or

          (ii) Definitive Notes have not been issued when required in accordance with the provisions of the Transaction Documents,

          the Note Trustee may:

          (iii) by notice in writing to the Trustee, the Manager, the
               Calculation Agent, the Principal Paying Agent and the other
               Paying Agents (if any) require the Principal Paying Agent, the other Paying Agents and the Calculation Agent either:

               (A)  to act as Principal Paying Agent, Paying Agent and
                    Calculation Agent respectively, of the Note Trustee on the terms of this agreement in relation to payments to be made by or on behalf of the Trustee under the terms of the Note
                    Trust Deed, except that the Note Trustee's liability under any provisions of this agreement for the indemnification of the Calculation Agent and the Paying Agents shall be limited to any amount for the time being held by the Note Trustee on the trusts of the Note Trust Deed and which is available to be applied by the Note Trustee for that purpose; and

               (B)  to hold all Definitive Notes and all amounts, documents and records held by them in respect of the [Class A-1] Notes on behalf of the Note Trustee; or

               (C)  to deliver up all Definitive Notes, and all amounts,
                    documents and records held by them in respect of the [Class
                    A-1] Notes, to the Note Trustee or as the Note Trustee
                    directs in that notice, other than any documents or records which the Calculation Agent or Paying Agent (as the case may
                    be) is obliged not to release by any law or regulation; and

               (D)  by notice in writing to the Trustee require it to make (or arrange to be made) all subsequent payments in respect of
                    the [Class A-1] Notes to the order of the Note Trustee and not to the Principal Paying Agent and, with effect

--------------------------------------------------------------------------------
                                                                          Page 9

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

                    from the issue of that notice to the Trustee and until that notice is withdrawn clause 2.3 of the Note Trust Deed shall not apply.

          A payment by the Trustee of its payment obligations on each Payment
          Date under the Supplementary Terms Notice and the relevant Conditions to the Note Trustee in accordance with paragraph (a)(iii)(D) shall be a good discharge to the Note Trustee to the extent of such payment.

     (b)  The Note Trustee shall promptly upon request give notice to the
          Manager, the Trustee, the Security Trustee, the Calculation Agent and
          the Principal Paying Agent of any change in the Authorised Signatories of the Note Trustee.

8.   EARLY REDEMPTION OF [CLASS A-1] NOTES
--------------------------------------------------------------------------------

     (a)  If the Trustee intends to redeem the [Class A-1] Notes prior to their
          Final Maturity Date pursuant to Condition 5 (which it may only do at the direction of the Manager), the Manager shall give not less than 5 days' prior written notice to the Principal Paying Agent and the Note
          Trustee before giving the requisite period of notice to the [Class
          A-1] Noteholders in accordance with the relevant Condition 5 and stating the Payment Date on which such [Class A-1] Notes are to be redeemed.

     (b)  The Principal Paying Agent shall, on receipt of a notice under paragraph (a):

          (i)  notify the relevant Common Depository of the proposed redemption, specifying:

               (A)  the aggregate Invested Amount or Stated Amount (as the case may be) of the [Class A-1] Notes to be redeemed;

               (B)  the amount of principal to be repaid in relation to the
                    [Class A-1] Notes; and

               (C)  the date on which the [Class A-1] Notes are to be redeemed;
                    and

          (ii) promptly and in accordance with the Conditions, on behalf of and at the expense of the Trustee, publish the notices required in connection with that redemption.

9.   PRO RATA REDEMPTION AND CANCELLATION OF NOTES
--------------------------------------------------------------------------------

     (a)  If the Trustee is required to redeem some (but not all) of the [Class
          A-1] Notes prior to their Final Maturity Date pursuant to Condition 5 the Manager shall on each Determination Date give prior notice to the
          Calculation Agent, the Principal Paying Agent and the Note Trustee, as
          provided in Condition 5.

     (b)  On receipt of a notice under paragraph (a), the Principal Paying Agent shall notify the relevant Common Depository of the proposed redemption, specifying in each case the aggregate Invested Amount of the [Class A-1] Notes to be redeemed and the date on which such [Class
          A-1] Notes are to be redeemed.

     (c)  The Manager shall, on (or as soon as practicable after) each Quarterly
          Determination Date calculate:

--------------------------------------------------------------------------------
                                                                         Page 10

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

          (i)  the amount of principal to be repaid in respect of each [Class
               A-1] Note due on the Payment Date next following that
               Determination Date;

          (ii) the Stated Amount and Invested Amount of each [Class A-1] Note on the first day of the next following Interest Period for the
               [Class A-1] Notes (after deducting any principal due to be made on the next Payment Date); and

          (iii) the [Class A] Bond Factor on each Quarterly Determination Date in respect of the Collection Period ending before that Quarterly
               Determination Date,

          and shall forthwith notify or cause to be notified to the Trustee, the
          Calculation Agent, the Note Trustee, the Principal Paying Agent and
          the Currency Swap Provider of each of those determinations in accordance with the Supplementary Terms Notice. On receipt of that notice, the Principal Paying Agent shall give a copy of that notice to the Common Depository.

     (d)  The Manager will immediately cause details of each determination under paragraph (c) to be published in accordance with Condition 12 at least one Business Day before the relevant Payment Date.

     (e)  If no principal is due to be repaid on the [Class A-1] Notes on any
          Payment Date, the Manager shall give notice or shall cause a notice to this effect to be given to the relevant [Class A-1] Noteholders in accordance with Condition 12.

     (f)  If any [Class A-1] Notes are redeemed in whole or in part in accordance with the Conditions and the Transaction Documents, the
          Principal Paying Agent will, if any Book-Entry Notes are still outstanding, cause the Note Registrar to record all relevant details in the Note Register. The Principal Paying Agent shall as soon as possible, and in any event within three months after the date of any redemption or purchase, furnish to each of the Trustee and, if the
          Principal Paying Agent is not also the Note Trustee, the Note Trustee a certificate setting out the aggregate Invested Amount and Stated
          Amount of [Class A-1] Notes which have been redeemed or the aggregate
          Invested Amount and Stated Amount of [Class A-1] Notes which have been purchased. If the Invested Amount of a Book-Entry Note is reduced to nil, the Principal Paying Agent shall destroy the relevant Book-Entry
          Note and issue a destruction certificate forthwith to the Note Trustee and shall send a copy of that certificate to the Trustee, the Manager and the Note Trustee.

10.  CANCELLATION, DESTRUCTION AND RECORDS WHERE [CLASS A-1] NOTES IN DEFINITIVE
     FORM HAVE BEEN ISSUED
--------------------------------------------------------------------------------

     (a)  All Definitive Notes which are redeemed in their entirety (but not partial redemptions of Definitive Notes in accordance with Condition
          5), shall be forthwith cancelled by perforation by the Paying Agent by or through which they are redeemed, paid or exchanged. If that Paying
          Agent is not the Principal Paying Agent, that Paying Agent shall promptly give all relevant details and forward the cancelled
          Definitive Notes to the Principal Paying Agent.

--------------------------------------------------------------------------------
                                                                         Page 11

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     (b)  The Principal Paying Agent shall as soon as possible, and in any event within 70 days after the date of any redemption, presentation or payment of Definitive Notes, furnish to each of the Trustee, the
          Manager and the Note Trustee a certificate stating:

          (i)  the aggregate Invested Amount of Definitive Notes which have been redeemed in full or, as the case may require, the aggregate amounts of principal and interest paid in respect of the
               Book-Entry Notes;

          (ii) the serial numbers of those Definitive Notes; and

          (iii) the aggregate Invested Amounts of Definitive Notes which have been surrendered and replaced and the serial numbers of those
               Definitive Notes.

     (c)  Unless otherwise previously instructed by the Trustee or the Manager, the Principal Paying Agent shall destroy any cancelled Definitive
          Notes in its possession and furnish each of the Trustee, the Manager and the Note Trustee with a destruction certificate which lists the
          Class and serial numbers of those Definitive Notes in numerical sequence.

     (d)  The Principal Paying Agent shall:

          (i)  keep a full and complete record of:

               (A)  all Definitive Notes issued;

               (B)  the redemption, purchase, cancellation, payment, exchange, surrender for replacement or destruction of the Definitive
                    Notes; and

               (C)  all replacement Definitive Notes issued in substitution for lost, stolen, mutilated, defaced or destroyed Definitive
                    Notes; and

          (ii) make those records available at all reasonable times to the
               Trustee, the Manager and the Note Trustee.

11.  ISSUE OF REPLACEMENT DEFINITIVE NOTES WHERE DEFINITIVE NOTES HAVE BEEN
     ISSUED
--------------------------------------------------------------------------------

     (a)  The Manager shall, where Definitive Notes have been issued, cause a sufficient quantity of additional Definitive Notes to be made available, upon request by the Principal Paying Agent, for the purpose of issuing replacement Definitive Notes as provided below.

     (b)  The Principal Paying Agent shall, subject to and in accordance with the Conditions, the Transaction Documents and this clause, issue any replacement Definitive Notes, in place of Definitive Notes which have been lost, stolen, mutilated, defaced or destroyed.

     (c)  The Principal Paying Agent shall not issue any replacement Definitive
          Note unless and until the relevant applicant has:

          (i)  paid all costs (including the fees and costs of the Principal
               Paying Agent and of any Paying Agent through which the
               replacement Definitive Note is issued) as may be incurred in connection with that replacement;

--------------------------------------------------------------------------------
                                                                         Page 12

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

          (ii) in the case of a lost, stolen, defaced or destroyed Definitive
               Note, furnished the Principal Paying Agent with any evidence
               (including evidence as to the Class and serial number of the
               Definitive Note in question) and indemnity in respect of that loss, theft, defacement or destructions as the Trustee or the
               Manager and the Principal Paying Agent may reasonably require;
               and

          (iii) in the case of a mutilated or defaced Definitive Note, surrendered to the Principal Paying Agent the mutilated or defaced Definitive Note which is to be replaced.

     (d)  The Principal Paying Agent shall cancel any mutilated or defaced
          Definitive Note replaced under this clause and shall furnish the
          Trustee, the Manager and the Note Trustee, on the first day of each month, with a certificate stating the Class and serial numbers of
          Definitive Notes cancelled during that month. Unless otherwise previously instructed by the Trustee or the Manager, the Principal
          Paying Agent shall destroy any cancelled Definitive Notes and furnish the Trustee, the Manager and the Note Trustee with a destruction certificate containing the information specified in clause 10(b).

     (e)  The Principal Paying Agent shall, on issuing any replacement
          Definitive Note, forthwith inform each of the other Paying Agents, the
          Trustee, the Manager and the Note Trustee of the Invested Amount and
          the Class and serial number of that replacement Definitive Note issued and the Class and serial number of the Definitive Note in place of which the replacement Definitive Note has been issued.

     (f)  Whenever any Definitive Note which is alleged to have been lost, stolen or destroyed (and in replacement for which a new Definitive
          Note has been issued) is presented to any Paying Agent for payment, the Paying Agent to which that Definitive Note is presented shall immediately notify the Trustee, the Manager, the Note Trustee and (if presentation is not made to the Principal Paying Agent) the Principal
          Paying Agent. The Principal Paying Agent shall, on receipt of that notice or (as the case may be) on presentation of the Definitive Note to it and after consultation with the Trustee, take appropriate steps
          (subject to being indemnified to its reasonable satisfaction as to cost) to recover the amount covered by the indemnity with respect to the allegedly lost, stolen or destroyed Definitive Note. The Principal
          Paying Agent shall account to the Trustee for any amount so collected.

12.  NOTICES TO NOTEHOLDERS
--------------------------------------------------------------------------------

     (a)  At the request and expense of the Trustee, the Principal Paying Agent shall arrange for the publication of all notices to [Class A-1]
          Noteholders in accordance with the relevant Conditions.

     (b)  The Principal Paying Agent shall promptly send to the Note Trustee one copy of the form of every notice given to [Class A-1] Noteholders in accordance with the relevant Conditions.

13.  DOCUMENTS AND FORMS
--------------------------------------------------------------------------------

     (a)  The Manager shall provide to the Principal Paying Agent for distribution to each Paying Agent:

--------------------------------------------------------------------------------
                                                                         Page 13

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

          (i)  sufficient copies of all documents required by the relevant
               Conditions, the Prospectus or the Note Trust Deed to be available to [Class A-1] Noteholders for issue or inspection (including the
               Note Trust Deed, the Master Trust Deed and the Supplementary
               Terms Notice);

          (ii) in the event of a meeting of [Class A-1] Noteholders being called, forms of voting certificates and block voting
               instructions, together with instructions from the Trustee (those instructions having previously been approved by the Note Trustee)
               as to the manner of completing, dealing with and recording the issue of such forms; and

          (iii) if Definitive Notes are issued, specimens of those Definitive
               Notes.

     (b)  The Manager and the Trustee shall provide to the Calculation Agent such documents as the Calculation Agent may reasonably require from the Manager or the Trustee (and in the case of the Trustee only those documents that are in the Trustee's possession or power) in order for the Calculation Agent properly to fulfil its duties in respect of the
          [Class A-1] Notes.

14.  AUTHENTICATION
--------------------------------------------------------------------------------

     The Principal Paying Agent upon written direction of the Manager shall authenticate or cause to be authenticated the Book-Entry Notes and (if required) the Definitive Notes (whether on initial issue or on replacement). The Principal Paying Agent shall not be required to authenticate or cause to be authenticated any Book-Entry Notes or
     Definitive Notes unless directed to do so in writing by the Manager, or the
     Trustee at the direction of the Manager.

15.  INDEMNITY
--------------------------------------------------------------------------------

     (a)  Subject to paragraph (b) and clause 25, the Trustee shall indemnify each Paying Agent, the Note Registrar and the Calculation Agent
          against any loss, damages, proceeding, liability, cost, claim, action, demand or expense (in this clause 15, each, an EXPENSE) which that
          Paying Agent, the Note Registrar or the Calculation Agent, as the case may be, may incur or which may be made against that Paying Agent, the
          Note Registrar or the Calculation Agent (as the case may be), as a result of or in connection with that Paying Agent's, the Note
          Registrar's or the Calculation Agent's, as the case may be, appointment or the exercise of that Paying Agent's, the Note
          Registrar's or the Calculation Agent's, as the case may be, powers and performance of the Paying Agent's, the Note Registrar's or the
          Calculation Agent's, as the case may be, duties under this agreement, notwithstanding the resignation or removal of that Paying Agent, the
          Note Registrar or the Calculation Agent in accordance with clause 19
          (including any liability in respect of payment of a cheque drawn by that Paying Agent or the Calculation Agent (as the case may be) where the cheque is collected or sued upon or an attempt at collection is made after the amount in respect of which it is paid has been returned to the Trustee under clause 4).

     (b)  The indemnity in paragraph (a) applies to any Expense of a Paying
          Agent, the Note Registrar or the Calculation Agent (as the case may
          be) only:

--------------------------------------------------------------------------------
                                                                         Page 14

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

          (i)  to the extent the Expense does not result from the breach by the
               Paying Agent, the Note Registrar or the Calculation Agent (as the
               case may be) of the terms of this agreement or which breach arises out of the Paying Agent's, the Note Registrar's or the
               Calculation Agent's (as the case may be) own fraud, wilful default or negligence or that of its directors, officers or employees or servants; and

          (ii) if and whenever the Trustee or the Manager so requires, the
               Paying Agent, the Note Registrar or the Calculation Agent (as the
               case may be) takes any actions or proceedings under the control and at the expense of the Trustee as the Trustee may reasonably require to avoid, resist or compromise that Expense.

     (c)  Subject to paragraph (d), each of the Calculation Agent, the Note
          Registrar and the Paying Agents severally indemnifies the Trustee and the Manager against all losses, liabilities, costs, claims, actions, damages, expenses or demands which the Trustee or the Manager (as the case may be) may incur or which may be made against it as a result of a breach by the Calculation Agent, the Note Registrar or the Paying
          Agent (as the case may be) of any term of this agreement or its own fraud, wilful default or negligence or that of its directors, officers, employees or servants including any failure to obtain and maintain in existence any Authorisation required by it for the assumption, exercise and performance of its powers and duties under this agreement.

     (d)  Notwithstanding any other provision in this agreement, each of the
          Calculation Agent, the Note Registrar and the Paying Agents shall:

          (i)  not be liable to indemnify the Trustee or the Manager (as the case may be) for any loss caused by events beyond its reasonable control including, any malfunction, interruption or error in the transmission of information caused by any machine or systems or interception of communication facilities, abnormal operating conditions or acts of God; and

          (ii) have no liability whatsoever for any consequential, special, indirect or speculative loss or damages (including, but not limited to, loss of profits, whether or not foreseeable) suffered by the Trustee or the Manager in connection with the transactions contemplated by and the relationship established by this
               agreement even if the Calculation Agent, the Note Registrar or the relevant Paying Agent (as the case may be) has been advised as to the possibility of the same.

16.  THE NOTE REGISTER
--------------------------------------------------------------------------------

16.1 APPOINTMENT OF NOTE REGISTRAR

     The Trustee appoints [*] to be the initial Note Registrar. [*] accepts that appointment.

16.2 DETAILS TO BE KEPT ON THE NOTE REGISTER

     The Note Registrar shall keep the Note Register with respect to the Trust in accordance with the terms of this agreement and Note Trust Deed, on which shall be entered the following information relating to the Trust:

--------------------------------------------------------------------------------
                                                                         Page 15

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     (a)  (NAME) the name of the Trust;

     (b)  (CREATION) the date of the creation of the Trust;

     (c)  (ISSUE DATES) the Issue Dates for [Class A-1] Notes issued in relation to the Trust;

     (d)  (INITIAL INVESTED AMOUNT) the total Initial Invested Amount of [Class
          A-1] Notes issued on each such Issue Date;

     (e)  (INVESTED AMOUNT) the Invested Amount of each [Class A-1] Note from time to time;

     (f)  (STATED AMOUNT) the Stated Amount of each [Class A-1] Note from time to time;

     (g)  (SERIES) details of relevant Classes of [Class A-1] Notes;

     (h)  (DETAILS OF NOTEHOLDERS) the name and address of each [Class A-1]
          Noteholder;

     (i)  (NUMBER OF NOTES) the number of [Class A-1] Notes held by each [Class
          A-1] Noteholder;

     (j)  (DATE OF ENTRY) the date on which a person was entered as the holder of [Class A-1] Notes;

     (k)  (DATE OF CESSATION) the date on which a person ceased to be a [Class
          A-1] Noteholder;

     (l)  (ACCOUNT) the account to which any payments due to a [Class A-1]
          Noteholder are to be made (if applicable);

     (m)  (PAYMENTS) a record of each payment in respect of the [Class A-1]
          Notes; and

     (n)  (ADDITIONAL INFORMATION) such other information as:

          (i)  is required by the Supplementary Terms Notice;

          (ii) the Note Registrar considers necessary or desirable; or

          (iii) the Manager or the Trustee reasonably requires in writing with respect to [Class A-1] Notes.

16.3 PAYMENTS OF PRINCIPAL AND INTEREST

     (a)  Any payment of principal or interest on any [Class A-1] Note shall be endorsed by the Note Registrar on the Note Register. In the case of payments of principal, the Invested Amount of the [Class A-1] Notes shall be reduced for all purposes by the amount so paid and endorsed on the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

     (b)  If the amount of principal or interest (as the case may be) due for payment on any [Class A-1] Note is not paid in full (including
          Carryover Charge Offs and by reason of a deduction or withholding) the
          Note Registrar shall endorse a record of that shortfall on the Note
          Register.

16.4 PLACE OF KEEPING REGISTER, COPIES AND ACCESS

     The Note Register shall be:

     (a)  (PLACE KEPT) kept at the office of the Note Registrar at [*] or at such place as the Trustee, the Manager and the Note Registrar may agree;

     (b)  (ACCESS TO MANAGER AND AUDITOR) open to the Trustee, the Manager, the
          Note Trustee and the Auditor of the Trust to inspect during normal business hours;

--------------------------------------------------------------------------------
                                                                         Page 16

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     (c)  (INSPECTION BY [CLASS A-1] NOTEHOLDERS) open for inspection by the
          Note Trustee or a [Class A-1] Noteholder during normal business hours but, in the case of a [Class A-1] Noteholder, only in respect of information relating to that [Class A-1] Noteholder; and

     (d)  (NOT FOR COPYING) not available to be copied by any person (other than the Trustee, the Manager or the Note Trustee) except in compliance with such terms and conditions (if any) as the Manager, the Trustee and the Note Registrar in their absolute discretion nominate from time to time.

16.5 DETAILS ON NOTE REGISTER CONCLUSIVE

     (a)  (RELIANCE ON REGISTER) The Trustee shall be entitled to rely on the
          Note Register as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in the Note Register is inconsistent with any other document, matter or thing. The Trustee is not liable to any person in any circumstances whatsoever for any inaccuracy in, or omission from, the Note Register.

     (b)  (NO TRUSTS ETC) The Note Registrar shall not be obliged to enter on the Note Register notice of any trust, Security Interest or other interest whatsoever in respect of any [Class A-1] Notes and the
          Trustee shall be entitled to recognise a [Class A-1] Noteholder as the absolute owner of [Class A-1] Notes and the Trustee shall not be bound or affected by any trust affecting the ownership of any [Class A-1]
          Notes unless ordered by a court or required by statute.

16.6 ALTERATION OF DETAILS ON NOTE REGISTER

     On the Note Registrar being notified of any change of name or address or payment or other details of a [Class A-1] Noteholder by the [Class A-1]
     Noteholder, the Note Registrar shall alter the Note Register accordingly.

16.7 RECTIFICATION OF NOTE REGISTER

     If:

     (a)  an entry is omitted from the Note Register;

     (b)  an entry is made in the Note Register otherwise than in accordance with this agreement;

     (c)  an entry wrongly exists in the Note Register;

     (d)  there is an error or defect in any entry in the Note Register; or

     (e)  default is made or unnecessary delay takes place in entering in the
          Note Register that any person has ceased to be the holder of [Class
          A-1] Notes,

     the Note Registrar may rectify the same.

16.8 CORRECTNESS OF NOTE REGISTER

     The Note Registrar shall not be liable for any mistake, error or omission on the Note Register or in any purported copy except to the extent that the mistake, error or omission is attributable to its fraud, negligence or wilful default or that of its directors, officers or employees who have day to day responsibility for the administration of the Note Trust or Note
     Register.

--------------------------------------------------------------------------------
                                                                         Page 17

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

17.  CHANGES OF NOTE REGISTRAR
--------------------------------------------------------------------------------

17.1 REMOVAL

     The Trustee (or the Manager on its behalf after advising the Trustee) may terminate the appointment of the Note Registrar with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed), with effect not less than 60 days from that notice.

17.2 RESIGNATION

     Subject to this clause 17 the Note Registrar may resign its appointment at any time by giving to the Trustee, the Manager and the Note Registrar not
     less than 60 days prior written notice to that effect.

17.3 LIMITATION

     Despite clauses 17.1 and 17.2:

     (a)  no resignation by or termination of the appointment of the Note
          Registrar shall take effect until a new Note Registrar approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed); and

     (b)  the appointment of a new Note Registrar shall be on the terms and subject to the conditions of this agreement and the outgoing Note
          Registrar shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the new Note Registrar.

18.  GENERAL
--------------------------------------------------------------------------------

18.1 COMMUNICATIONS TO [CLASS A-1] NOTEHOLDERS

     The Principal Paying Agent shall, upon receipt from the Trustee, Manager,
     Security Trustee or Note Trustee of any communication to be delivered to
     [Class A-1] Noteholders or [Class A] Note Owners (as the case may be)
     including any communications pursuant to clauses 3.3, 3.4, 7.1, 11(n)(i),
     18(a), 22.3 or 23.2 of the Note Trust Deed or any other solicitation of notice from or consent of the [Class A-1] Noteholders or [Class A] Note
     Owners pursuant to or relating to the Note Trust Deed or this agreement, forward such communications to the [Class A-1] Noteholders or [Class A]
     Note Owners, along with instructions that the responses relating to such communications be returned to the Principal Paying Agent. Such communication shall include the date upon which the response to such solicitation shall be delivered (the RESPONSE DATE). The Principal Paying
     Agent shall treat any [Class A-1] Noteholder or [Class A] Note Owner who has not delivered its response as of the Response Date as having withheld its consent to the proposed action. The Principal Paying Agent shall notify the Trustee, Manager and Note Trustee of the results of any such solicitations of consent.

18.2 AGENCY

     Subject to any other provision of this agreement including clause 7, each of the Paying Agents, the Calculation Agent and the Note Registrar (each a
     NOTE PARTY) shall act solely for and as agent of the

--------------------------------------------------------------------------------
                                                                         Page 18

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     Trustee and shall not have any obligations towards or relationship of agency or trust with any person entitled to receive payments of principal and/or interest on the [Class A-1] Notes and shall be responsible only for performance of the duties and obligations expressly imposed upon it in this agreement.

18.3 IDENTITY

     Each Paying Agent shall (except as ordered by a court of competent jurisdiction or as required by law) be entitled to treat the person:

     (a)  who is, while a Book-Entry Note remains outstanding, the registered owner of that Book-Entry Note as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of the relevant Common Depository as the holder of any [Class A-1] Note represented by a Book-Entry Note shall be entitled to receive from the registered owner of that Book-Entry Note any payment so made in accordance with the respective rules and procedures of that Common Depository and on the terms and subject to the conditions of that Book-Entry Note;

     (b)  who is the registered owner of any relevant Definitive Note, as the absolute owner or owners of that Definitive Note, (whether or not that
          Definitive Note, is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); or

     (c)  who, when a Book-Entry Note in respect of any [Class A-1] Note is no longer outstanding but Definitive Notes in respect of the [Class A-1]
          Notes have not been issued, is for the time being the Note Trustee, as the person entrusted with the receipt of principal or interest, as applicable, on behalf of the [Class A-1] Noteholders,

     and in all cases and for all purposes despite any notice to the contrary and shall not be liable for so doing.

18.4 NO SET-OFF

     No Paying Agent shall exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction in any payment to, any person entitled to receive amounts of principal or interest on the [Class
     A-1] Notes in respect of moneys payable by it under this agreement.

18.5 RELIANCE

     Each of the Calculation Agent, the Note Registrar and the Paying Agent(s)
     shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Trustee or the Manager or in reliance upon any
     [Class A-1] Note or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.

18.6 ENTITLED TO DEAL

     A Note Party or any of its directors or officers shall not be precluded from acquiring, holding or dealing in any [Class A-1] Notes or from engaging or being interested in any contract or other financial or other transaction or arrangement with the Trustee, the Manager or the Servicer as freely as if it were not an agent of the Trustee under this agreement and in no event whatsoever (other than fraud, wilful default

--------------------------------------------------------------------------------
                                                                         Page 19

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     or negligence) shall any Note Party be liable to account to the Trustee or any person entitled to receive amounts of principal or interest on the
     [Class A-1] Notes for any profit made or fees or commissions received in connection with this agreement or any [Class A-1] Notes.

18.7 CONSULTATION

     Each Note Party may properly consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Trustee, the
     Manager or the relevant Paying Agent or the Calculation Agent. The Note
     Party must promptly notify the Trustee and the Manager of any such appointment or consultation.

18.8 DUTIES

     Each Note Party shall perform the duties, and only the duties, contained in or reasonably incidental to this agreement and the Conditions and in the
     [Class A-1] Notes, and no implied duties or obligations (other than general laws as to agency) shall be read into this agreement or the [Class A-1]
     Notes against any Note Party. A Note Party shall not be required to take any action under this agreement which would require it to incur any expense or liability, for which (in its reasonable opinion) either it would not be reimbursed within a reasonable time or in respect of which it has not been indemnified to its satisfaction.

18.9 INCOME TAX RETURNS

     The Principal Paying Agent shall, subject always to compliance with mandatory provisions of law, upon request from any [Class A-1] Noteholder, deliver to such [Class A-1] Noteholder such information as may be reasonably required to enable such [Class A-1] Noteholder to prepare all applicable income tax returns.

18.10 TAXES

     Each Paying Agent shall file such returns concerning payments under this agreement as shall be required of it by applicable law, but shall not be responsible for the collection or withholding of Taxes due on such payments except, and only to the extent, required of it as Paying Agent by applicable law.

18.11 WRITTEN INSTRUCTIONS

     Each Paying Agent may, at any time, apply to the Trustee for written instructions with respect to any matter arising under this agreement and shall be fully protected in acting in accordance with such instructions.

18.12 NO REPRESENTATIONS

     No Paying Agent makes any representation with respect to the validity or sufficiency of the [Class A-1] Notes, or the use or application of the proceeds of sale or distribution of the [Class A-1] Notes, and shall incur no liability with respect to the foregoing.

--------------------------------------------------------------------------------
                                                                         Page 20

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

19.  CHANGES IN PAYING AGENTS AND CALCULATION AGENT
--------------------------------------------------------------------------------

19.1 REMOVAL

     The Trustee (or the Manager with the consent of the Trustee (such consent not to be unreasonably withheld)) may at any time:

     (a)  with the prior written approval of the Note Trustee appoint:

          (i)  additional or alternative Paying Agents; or

          (ii) an alternative Calculation Agent;

     (b)  subject to this clause 19, terminate the appointment of any Paying
          Agent or the Calculation Agent by giving written notice to that effect to each Designated Rating Agency, the Note Trustee, the Calculation
          Agent (if its appointment is to be terminated), the Principal Paying
          Agent and (if different) the Paying Agent whose appointment is to be terminated:

          (i)  with effect immediately on that notice, if any of the following occurs in relation to the Paying Agent or Calculation Agent (as the case may be):

               (A)  an Insolvency Event has occurred in relation to the Paying
                    Agent or Calculation Agent;

               (B)  the Paying Agent or Calculation Agent has ceased its
                    business;

               (C)  the Paying Agent or Calculation Agent fails to comply with any of its obligations under this agreement and, if capable of remedy, such failure is not remedied within five days
                    after the earlier of (1) the Paying Agent or the Calculation
                    Agent, as the case may be, having become aware of that
                    failure and (2) the receipt by the Paying Agent or the
                    Calculation Agent, as the case may be, of written notice
                    with respect thereto from the Trustee or Manager; or

          (ii) otherwise, with the prior written approval of the Note Trustee
               (which approval must not be unreasonably withheld or delayed)
               with effect not less than 60 days' from that notice, which date shall be not less than 30 days before nor 30 days after any due date for payment of any [Class A-1] Notes.

19.2 RESIGNATION

     Subject to this clause 19, a Paying Agent or the Calculation Agent may resign its appointment under this agreement at any time by giving to the
     Trustee, the Manager, each Designated Rating Agency and (where a Paying
     Agent is resigning and the Paying Agent is not the Principal Paying Agent)
     the Principal Paying Agent not less than 60 days' written notice to that effect, which notice shall expire not less than 30 days before or 30 days after any due date for payment of any [Class A-1] Notes.

--------------------------------------------------------------------------------
                                                                         Page 21

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

19.3 LIMITATION

     Despite clauses 19.1 and 19.2:

     (a)  no resignation by or termination of the appointment of the Principal
          Paying Agent shall take effect until a new Principal Paying Agent approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

     (b)  subject to clause 19.3(a), if any Paying Agent or the Calculation
          Agent resigns in accordance with clause 19.2, but by the day falling
          15 days before the expiry of any notice under clause 19.2 the Trustee or the Manager has not appointed a new Paying Agent or Calculation
          Agent then the relevant Paying Agent or Calculation Agent (as the case may be) may appoint in its place any reputable bank or trust company of good standing approved in writing by the Note Trustee and provided that the appointment is made on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

     (c)  no resignation by or termination of the appointment of any Paying
          Agent shall take effect if as a result of that resignation or termination there would cease to be a Paying Agent which has a Paying
          Office in the City of New York;

     (d)  no appointment or termination of the appointment of any Paying Agent or the Calculation Agent (as the case may be) shall take effect unless and until notice has been given to the [Class A-1] Noteholders in accordance with the relevant Conditions; and

     (e)  the appointment of any additional Paying Agent shall be on the terms and subject to the conditions of this agreement and each of the parties to this agreement shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the Paying Agent
          (which shall not, except in the case of an appointment under clause
          19.1(a) or a termination under clause 19.1(b)(ii) or a resignation under clause 19.2, be at the cost of the Trustee).

     In addition, the Trustee at the direction of the Manager shall forthwith appoint a Paying Agent with a Paying Office in the City of New York in the circumstances described in the relevant Condition 6 (if there is no such
     Paying Agent at the time) and while such circumstances subsist maintain such a Paying Agent. Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act will be given by the Manager on behalf of the Trustee in accordance with Condition
     12.

19.4 DELIVERY OF AMOUNTS

     If the appointment of the Principal Paying Agent terminates, the Principal
     Paying Agent shall, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any [Class A-1] Note and shall deliver to the successor Principal Paying Agent all records maintained by it pursuant to this agreement and all documents (including any Definitive
     Notes) held by it under this agreement.

--------------------------------------------------------------------------------
                                                                         Page 22

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

19.5 SUCCESSOR TO PAYING AGENTS

     (a)  On the execution by the Trustee, the Manager and any successor Paying
          Agent of an instrument effecting the appointment of that successor
          Paying Agent, that successor Paying Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Paying Agent (or, in the case of a successor Principal Paying Agent, as if originally named as
          Principal Paying Agent) in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Paying Agent is appointed.

     (b)  Any corporation:

          (i)  into which a Paying Agent is merged;

          (ii) with which a Paying Agent is consolidated;

          (iii) resulting from any merger or consolidation to which a Paying
               Agent is a party; or

          (iv) to which a Paying Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

          shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become a successor Paying Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Manager, and after that effective date all references in this agreement to a Paying Agent (or in the case of a successor Principal Paying Agent, to the Principal
          Paying Agent) shall be references to that corporation.

19.6 SUCCESSOR TO CALCULATION AGENT

     (a)  On the execution by the Trustee, the Manager and any successor
          Calculation Agent of an instrument effecting the appointment of that successor Calculation Agent, that successor Calculation Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as
          Calculation Agent in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Calculation Agent is appointed.

     (b)  Any corporation:

          (i)  into which the Calculation Agent is merged;

          (ii) with which the Calculation Agent is consolidated;

          (iii) resulting from any merger or consolidation to which the
               Calculation Agent is a party;

--------------------------------------------------------------------------------
                                                                         Page 23

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

          (iv) to which the Calculation Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

          shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Calculation Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Manager, and after that effective date all references in this agreement to the
          Calculation Agent shall be references to that corporation.

19.7 SUCCESSOR TO NOTE REGISTRAR

     (a)  On the execution by the Trustee, the Manager and any successor Note
          Registrar of an instrument effecting the appointment of that successor
          Note Registrar, that successor Note Registrar shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Note Registrar in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note
          Registrar is appointed.

     (b)  Any corporation:

          (i)  into which the Note Registrar is merged;

          (ii) with which the Note Registrar is consolidated;

          (iii) resulting from any merger or consolidation to which the Note
               Registrar is a party; or

          (iv) to which the Note Registrar sells or otherwise transfers all or substantially all the assets of its corporate trust business,

          shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Registrar under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Manager, and after that effective date all references in this agreement to the Note
          Registrar shall be references to that corporation.

19.8 NOTICE TO [CLASS A-1] NOTEHOLDERS

     The Manager on behalf of the Trustee shall, within 14 days of:

     (a)  the termination of the appointment of any Paying Agent, the Note
          Registrar or the Calculation Agent;

     (b)  the appointment of a new Paying Agent, the Note Registrar or
          Calculation Agent; or

     (c)  the resignation of any Paying Agent or Calculation Agent,

--------------------------------------------------------------------------------
                                                                         Page 24

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     give to the [Class A-1] Noteholders notice of the termination, appointment or resignation in accordance with Condition 12 (in the case of a termination under clause 19.1(b)(i) or 19.2 at the cost of the outgoing
     Paying Agent or the Calculation Agent, as the case may be).

19.9 CHANGE IN PAYING OFFICE OR SPECIFIED OFFICE

     (a)  If any Paying Agent proposes to change its Paying Office or to nominate a further Paying Office (which must be within the same city as its previous Paying Office), it must give to the Trustee, the
          Manager, the Note Trustee, the [Class A-1] Noteholders (which notice, in the case of the [Class A-1] Noteholders, must be given in accordance with Condition 12) and, in the case of a change in the
          Paying Office of a Paying Agent other than the Principal Paying Agent, the Principal Paying Agent, not less than 30 days' prior written notice of that change, giving the address of the new Paying Office and stating the date on which the change is to take effect.

     (b)  If the Calculation Agent proposes to change its Specified Office
          (which must be in London or such other jurisdiction as the Calculation
          Agent, the Manager and the Trustee agree from time to time), or to nominate a further Specified Office, it must give to the Trustee, the
          Manager, the [Class A-1] Noteholders (which notice, in the case of the
          [Class A-1] Noteholders, must be given in accordance with Condition
          12) and the Note Trustee, not less than 30 days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect.

     (c)  The Manager, on behalf of the Trustee, must, within 14 days of receipt of a notice under paragraph (a) (unless the appointment is to terminate pursuant to clause 19.1 or 19.2 on or prior to the date of that change) give to the [Class A-1] Noteholders notice in accordance with the relevant Conditions of that change and of the address of the new Paying Office or Specified Office (as the case may be) but the costs of giving that notice shall be borne by the Paying Agent or the
          Calculation Agent (as the case may be) which is changing its Paying
          Office and not by the Trustee or the Manager.

20.  FEES AND EXPENSES
--------------------------------------------------------------------------------

     (a)  The Trustee shall pay to the Principal Paying Agent during the period when any of the [Class A-1] Notes remain outstanding the
          administration fee separately agreed by the Principal Paying Agent and the Manager (on behalf of the Trustee), together with any
          out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Principal Paying Agent is terminated under this agreement, the Principal Paying Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Principal Paying Agent will not be the Principal Paying Agent.

     (b)  The Trustee shall pay to the Calculation Agent during the period when any of the [Class A-1] Notes remain outstanding the fee separately agreed by the Calculation Agent, the Manager and the Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Calculation Agent is terminated under this agreement, the Calculation Agent must refund to the Trustee that proportion of the fee (if

--------------------------------------------------------------------------------
                                                                         Page 25

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

          any) which relates to the period during which the Calculation Agent will not be the Calculation Agent.

     (c)  The Trustee shall pay to the Note Registrar during the period when any of the [Class A-1] Notes remain outstanding the fee separately agreed by the Note Registrar and the Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Note Registrar is terminated under this agreement, the Note Registrar must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Note Registrar will not be the Note Registrar.

     (d)  Save as provided in paragraphs (a), (b) and (c), or as expressly provided elsewhere in this agreement, neither the Trustee nor the
          Manager shall have any liability in respect of any fees or expenses of the Calculation Agent, Principal Paying Agent, any other Paying Agent or the Note Registrar in connection with this agreement.

     (e)  The above fees, payments and expenses shall be paid in US$ or A$ (as separately agreed between each of the Trustee, the Manager and the
          Principal Paying Agent (in the case of the fees, payments and expenses referred to in paragraph (a)), each of the Trustee, the Manager and the Calculation Agent (in the case of the fees, payments and expenses referred to in paragraph (b)) and each of the Trustee, the Manager and the Note Registrar (in the case of the fees, payments and expenses referred to in paragraph (c)) and the Trustee shall in addition pay any Value Added Tax and GST which may be applicable. The Principal
          Paying Agent shall arrange for payment of commissions to the other
          Paying Agents and arrange for the reimbursement of their expenses promptly upon demand, supported by evidence of that expenditure, and provided that payment is made as required by paragraph (a) the Trustee shall not be concerned with or liable in respect of that payment.

21.  WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------

     (a)  No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

     (b)  The rights, powers and remedies provided to a party in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

22.  SEVERABILITY OF PROVISIONS
--------------------------------------------------------------------------------

     Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

--------------------------------------------------------------------------------
                                                                         Page 26

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

23.  ASSIGNMENTS
--------------------------------------------------------------------------------

     Subject to the other provisions of this agreement, no party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other parties, or if the rating of any [Class
     A-1] Notes would be withdrawn or reduced as a result of the assignment, except for the creation of a charge by the Trustee under the Security Trust
     Deed. A party who assigns or transfers any of its rights or obligations under this agreement must promptly notify each Designated Rating Agency of that assignment or transfer.

24.  NOTICES
--------------------------------------------------------------------------------

24.1 GENERAL

     All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

     (a)  must be in writing;

     (b)  must be signed by an Authorised Signatory of the sender; and

     (c)  subject to paragraph (d), will be taken to be duly given or made:

          (i)  (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in clause
               24.2 or to any other address which may have been notified by the recipient to the sender under this clause 24;

          (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to the number shown in clause 24.2 or any other number notified by the recipient to the sender under this clause 24; and

          (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission to the number shown in clause 24.2 or any other number notified by the recipient to the sender under this clause 24,

          but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 5.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

     (d)  For the purposes of paragraph (c), all notices, requests, demands, consents, approvals, agreements or other communications to the Note
          Trustee, Principal Paying Agent, the Note Registrar or the Calculation
          Agent must be given or made by facsimile transmission.

     Any party may by notice to each party change its address, facsimile, telex or telephone number under this clause 24.1.

24.2 DETAILS

     The address, telephone and facsimile of each party at the date of this agreement are as follows:

--------------------------------------------------------------------------------
                                                                         Page 27

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     THE TRUSTEE

     PERPETUAL TRUSTEES CONSOLIDATED LIMITED

     Level 7, 9 Castlereagh Street
     Sydney, New South Wales 2000

     Tel: 612 9229 9000

     Fax: 612 9221 7870

     Attention: Manager Securitisation

     THE MANAGER

     CRUSADE MANAGEMENT LIMITED

     4-16 Montgomery Street
     Kogarah, New South Wales 2217

     Tel: 612 9320 5605

     Fax: 612 9320 5785

     Attention: Executive Manager, Securitisation

     THE PRINCIPAL PAYING AGENT

     [*]

     Telex:     [*]

     Fax:       [*]

     Attention: [*]

--------------------------------------------------------------------------------
                                                                         Page 28

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     THE CALCULATION AGENT

     [*]

     Telex:     [*]

     Fax:       [*]

     Attention: [*]

     THE NOTE TRUSTEE

     [*]

     Telex:     [*]

     Fax:       [*]

     Attention: [*]

     THE NOTE REGISTRAR

     [*]

     Telex:     [*]

     Fax:       [*]

     Attention: [*]

     Solely for the purposes of transfer of any [Class A-1] Note, the Note
     Registrar shall act through its office at [*].

24.3 COMMUNICATION THROUGH PRINCIPAL PAYING AGENT

     All communications relating to this agreement between the Trustee or the
     Manager, Note Registrar and the Calculation Agent and any of the Paying
     Agents or between the Paying Agents themselves shall, save as otherwise provided in this agreement, be made through the Principal Paying Agent.

25.  LIMITED RECOURSE
--------------------------------------------------------------------------------

25.1 GENERAL

     Clause 30 of the Master Trust Deed (as amended by the Supplementary Terms
     Notice) applies to the obligations and liabilities of the Trustee and the
     Manager under this agreement.

--------------------------------------------------------------------------------
                                                                         Page 29

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

25.2 LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY

     (a)  This agreement applies to the Trustee only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction
          Documents provide otherwise). Subject to paragraph (c) below, a liability arising under or in connection with this agreement or the
          Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Trust.

     (b)  Subject to paragraph (c) below, no person (including any Relevant
          Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

     (c)  The provisions of this clause 25.2 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the
          Trustee's fraud, negligence, or Default.

     (d)  It is acknowledged that the Relevant Parties are responsible under this agreement or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

     (e)  In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the [Class A-1] Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this agreement or any other
          Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (c) above.

     (f)  In this clause, RELEVANT PARTIES means each of the Manager, the
          Servicer, the Custodian, the Calculation Agent, each Paying Agent, the
          Note Trustee, the Note Registrar and the provider of any Support
          Facility.

     (g)  Nothing in this clause limits the obligations expressly imposed on the
          Trustee under the Transaction Documents.

--------------------------------------------------------------------------------
                                                                         Page 30

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

25.3 UNRESTRICTED REMEDIES

     Nothing in clause 25.2 or 25.4 limits a Paying Agent or the Calculation
     Agent in:

     (a)  obtaining an injunction or other order to restrain any breach of this agreement by any party;

     (b)  obtaining declaratory relief; or

     (c)  in relation to its rights under the Security Trust Deed.

25.4 RESTRICTED REMEDIES

     Except as provided in clauses 25.3 and 25.2(c) neither any Paying Agent nor the Calculation Agent shall:

     (a)  (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

     (b)  (STATUTORY DEMAND) issue any demand under section 459E(1) of the
          Corporations Act 2001 (Cth) (or any analogous provision under any other law) against the Trustee;

     (c)  (WINDING UP) apply for the winding up or dissolution of the Trustee;

     (d)  (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

     (e)  (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

     (f)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

     (g)  (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Trustee,

     or take proceedings for any of the above and each Paying Agent and the
     Calculation Agent waives its rights to make those applications and take those proceedings.

26.  COUNTERPARTS
--------------------------------------------------------------------------------

     This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

27.  GOVERNING LAW
--------------------------------------------------------------------------------

     This agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

28.  SUCCESSOR TRUSTEE
--------------------------------------------------------------------------------

     Each Paying Agent and the Calculation Agent shall do all things reasonably necessary to enable any successor Trustee appointed under clause 20 of the
     Master Trust Deed to become the Trustee under this agreement.

29.  COMPLIANCE WITH REGULATION AB
--------------------------------------------------------------------------------

     Each party acting in a certain capacity under this agreement acknowledges and agrees with the Manager that to the extent that party agrees with the
     Manager that it is "participating in the servicing function" in relation to the Trust within the meaning of Item 1122 of Regulation AB, clauses [___]
     [(b) and (d)] of the Supplementary Terms Notice will apply to this agreement as if references to "the Servicer" in those clauses were references to the relevant party acting in that capacity and the definition of "Subcontractor" in clause 2.1 of the Supplementary Terms Notice will be construed accordingly.

--------------------------------------------------------------------------------
                                                                         Page 31

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

EXECUTED as an agreement.

Each attorney executing this agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.

TRUSTEE

SIGNED for PERPETUAL TRUSTEES CONSOLIDATED
LIMITED by its attorney under power of attorney in
the presence of:

----------------------------------------   -------------------------------------
Witness Signature                          Attorney Signature

----------------------------------------   -------------------------------------
Print Name                                 Print Name

MANAGER

SIGNED for CRUSADE MANAGEMENT LIMITED by its
attorney under power of attorney in the presence
of:

----------------------------------------   -------------------------------------
Witness Signature                          Attorney Signature

----------------------------------------   -------------------------------------
Print Name                                 Print Name

--------------------------------------------------------------------------------
                                                                         Page 32

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

PRINCIPAL PAYING AGENT

SIGNED on behalf of [*] in the presence of:

----------------------------------------
Authorised Signatory

----------------------------------------
Print Name

NOTE TRUSTEE

SIGNED on behalf of [*] in the presence of:

----------------------------------------
Authorised Signatory

----------------------------------------
Print Name

--------------------------------------------------------------------------------
                                                                         Page 33

Agency Agreement                                   [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

CALCULATION AGENT

SIGNED on behalf of [*] in the presence of:

----------------------------------------
Authorised Signatory

----------------------------------------
Print Name

NOTE REGISTRAR

SIGNED on behalf of [*] in the presence of:

----------------------------------------
Authorised Signatory

----------------------------------------
Print Name

--------------------------------------------------------------------------------
                                                                         Page 34